                                                                   EXHIBIT 10.9

                           DISTRIBUTORSHIP AGREEMENT

The agreement, made and entered into to be effective as of the 20 day of August
                                                               --        ------
by and between:

                                LXN Corporation
                                6325 Lusk Boulevard
                                San Diego, CA 92121

A corporation organized under the laws of the state of DE, hereinafter referred
                                                       --
to as SUPPLIER; and

                                PSS World Medical
                                4345 South Point Avenue
                                Jacksonville, FL 32216

A company organized under the laws of the state of Florida, hereinafter referred to as DISTRIBUTOR.

                                  WITNESSETH

WHEREAS, SUPPLIER desires to sell and/or market its products through the use of an exclusive distributor; and

WHEREAS, DISTRIBUTOR desires to purchase the SUPPLIER's products for resale to customers; and

WHEREAS, the parties desire to enter into a distributorship agreement governing their relationship;

NOW, THEREFORE, in consideration of the mutual terms and conditions set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.0  PRODUCT

     1.1 Products: The Products covered by this Agreement are those products set
         --------
         forth and attached hereto in Exhibit A ("Products"), manufactured by or for SUPPLIER. Exhibit A may be amended from time to time by mutual consent of the parties.

     1.2 Shelf Life: SUPPLIER represents and warrants that all Products with a
         ----------
         limited shelf life have been so indicated on Exhibit A with the useful life of each Product stated in months from the date of manufacture.

     1.3 MSDS: SUPPLIER shall provide required Material Safety Data Sheets for
         ----
         any Product containing hazardous chemicals as required by Federal, state or local law.

2.0  GRANT OF RIGHTS

     2.1 Distribution Rights: SUPPLIER hereby appoints DISTRIBUTOR and
         -------------------
         DISTRIBUTOR accepts the appointment as the exclusive distributor of the Products during the term and pursuant to the provisions of this Agreement; provided, however, that DISTRIBUTOR shall be SUPPLIER's sole "National Physician Office" of the Products during the term of this Agreement. The term "National Physician Office" shall be understood to be comprised of DISTRIBUTOR's selling products to physician's offices across state boundaries through sole ownership of formal affiliations.

     2.2 Territory: The territory in which the DISTRIBUTOR has the exclusive
         ---------
         right to sell and distribute the products shall be USA.
                                                            ---

     2.3  SUPPLIER Distribution Rights: Supplier reserves right to sell the
          ----------------------------
          Products in the Territory to customers refusing to buy from distributor, SUPPLIER will sell product at list price and will charge freight. Supplier will use its best efforts to encourage customers to buy from Distributor.

3.0  ORDERS; VOLUME

     3.1  Orders: DISTRIBUTOR shall make purchases by submitting firm purchase
          ------
          orders to SUPPLIER. A rolling ninety (90) day forecast shall be submitted by DISTRIBUTOR to SUPPLIER by the 5th day of every month.

     3.2  Volume: DISTRIBUTOR's estimated twelve (12) month [purchase volume]
          ------
          [sales-at-cost] is set forth in Exhibit B. SUPPLIER acknowledges that this is a non-binding estimate only, and not a commitment to purchase. DISTRIBUTOR and SUPPLIER will evaluate effectiveness of this agreement every ninety (90) days. DISTRIBUTOR agrees to purchase a minimum per quarter as detailed in Exhibit B without return privledges.

     3.3  Sole Remedy: SUPPLIER's remedy for DISTRIBUTOR's failure to purchase
          -----------
          the estimated volume of Products as referenced in Exhibit B shall be the termination of the exclusivity provision of this Agreement. The over-achievement by DISTRIBUTOR of estimated purchase volume in any period (quarterly) shall be applied toward DISTRIBUTOR's achievement in the following period. SUPPLIER agrees to give DISTRIBUTOR 30 days right to cure.

     3.4  Incentives: Corporate incentives will be developed annually as set
          ----------
          forth ion exhibit C. Incentives will be determined 60 days prior to the close of the initial 12 month period for the following 12 month period. Incentives will be based on the prior 12 months actual base purchases.

4.0  SHIPPING AND DELIVERY

     4.1  Shipping:  SUPPLIER shall ship all Products F.O.B. Destination,
          --------
          freights prepaid. SUPPLIER shall ship Products to DISTRIBUTOR.

     4.2  Overstocked Inventory:  DISTRIBUTOR shall review its inventory at
          ---------------------
          lease [in each calendar quarter] and identify those Products which it considers, in its reasonable discretion, to be excess inventory. DISTRIBUTOR shall notify the SUPPLIER in writing, describing such Products, and Supplier shall, exchange with replacement product, at SUPPLIER's expense. Except product purchased to meet minimums in exhibit B.

     4.3  Obsolete Inventory:  Any Products owned by DISTRIBUTOR and rendered
          ------------------
          unsalable, in DISTRIBUTOR's reasonable opinion, due to: (i) a change in any Product specification, (ii) discontinuation or elimination by SUPPLIER of any Product from its product offering, (iii) release by SUPPLIER of any improved or updated version of any Product, or (iv) any other cause outside of DISTRIBUTOR's control, shall be repurchased from DISTRIBUTOR by SUPPLIER at the price paid for such Product(s) by DISTRIBUTOR. SUPPLIER shall additionally pay for return freight and related transportation and insurance charges for all such Products.

     4.4  Expired Stock Returns: SUPPLIER agrees to accept all DISTRIBUTOR's
          ---------------------
          unsold, expired Products for return at its facility, and agrees to credit DISTRIBUTOR at DISTRIBUTOR'S cost less [***] of all returned,
                                                        -----
          expired, Products. DISTRIBUTOR is responsible for transportation charges to the SUPPLIER; thereafter all costs associated with such Products shall be the sole responsibility of SUPPLIER.

     4.5  Delivery: SUPPLIER shall ship all Products for which it has received a
          --------
          firm purchase order within thirty (30) days of order receipt. SUPPLIER
                                     -----------
          agrees that time is of the essence regarding its delivery of Products.

5.0  SALES AND MARKETING SUPPORT

     5.1  Training: SUPPLIER shall provide to DISTRIBUTOR'S sales personnel, at
          --------
          DISTRIBUTOR'S premises or such other location as the parties may agree, such training in the demonstration and use of the Products as may be reasonably requested by DISTRIBUTOR, and for such training purposes shall make available, at SUPPLIERS'S expense, all necessary instructors, training material and Products for demonstration. DISTRIBUTOR shall provide transportation and lodging expenses for DISTRIBUTOR personnel for the training of DISTRIBUTOR representatives by SUPPLIER. DISTRIBUTOR shall provide product training to customers, SUPPLIER will assist via customer/technical services phone.

     5.2  Technical Support: SUPPLIER shall provide technical support to
          ------------------
          DISTRUBUTOR'S sales personnel and customers, and promptly provide to DISTRIBUTOR such additional technical information developed or acquired by SUPPLIER from time to time as may reasonably be expected to be of assistance to DISTRIBUTOR in fulfilling its obligations hereunder. SUPPLIER shall provide at its own expense a toll free long distance telephone service for sales and customer support.

     5.3  Literature: SUPPLIER shall provide, at its expense, reasonable
          ----------
          quantities of such instruction manuals and point of sale literature as may, from time to time, be requested by DISTRIBUTOR for use in connection with the marketing, sale and distribution of the Products. Subject to DISTRIBUTOR's prior written approval, DISTRIBUTOR's name may be incorporated in SUPPLIER's advertising literature intended for distribution by DISTRIBUTOR's sales representatives. If requested to do so by DISTRIBUTOR,


[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

      SUPPLIER shall furnish DISTRIBUTOR with suitable copy and photographs for use by DISTRIBUTOR in cataloging the Products.

5.4   Samples: SUPPLIER shall provide DISTRIBUTOR with Product samples during
      -------
      the term of this Agreement to assist DISTRIBUTOR with its marketing and sales efforts relative to the Products. The number of samples will be negotiated on a quarterly basis by both parties.

5.5   Demonstration Units: SUPPLIER shall, at its sole cost and expense,
      -------------------
      provide DISTRIBUTOR with Products to be used for demonstration purposes and training during the term of this Agreement. The number of demonstration Products to be provided under this provision shall be calculated as follows:

      150 units/per quarter. The units will be shipped directly to the branch
      -----------------------------------------------------------------------
      offices as directed by the DISTRIBUTOR and may not exceed 750 over the
      ----------------------------------------------------------------------
      term of this contract.
      ---------------------

      SUPPLIER reserves the right to affix a marking to such Products indicting that such Products are "For Demonstration Purposes Only". Such marking shall not be removed or obliterated by DISTRIBUTOR. Upon termination or non-renewal of this Agreement, DISTRIBUTOR shall, at its election either:
      (i) return all or any part of such demonstration Products to SUPPLIER in substantially the same condition as received, reasonable wear and tear excluded, and pay the return freight therefore; or (ii) purchase all or any part of such demonstration Products from SUPPLIER at SUPPLIER's then-applicable book value, as demonstrated by clear and convincing evidence.

5.6   Promotion: DISTRIBUTOR shall make diligent efforts to market, sell and
      ---------
      distribute the Products during the term. DISTRIBUTOR will provide quotas to its sales management team on SUPPLIER's Products where DISTRIBUTOR will report to supplier quarterly the progress to quotas.

5.7 DISTRIBUTOR agrees to distribute marketing materials and supporting other products offered of SUPPLIER's related products to all of DISTRIBUTOR's related customer. DISTRIBUTOR will provide detailed reports as to the efforts.

5.8 DISTRIBUTOR shall submit to SUPPLIER sales reports by customer name, address, city, state, and zipcode with product purchased, invoiced amount and quantity electronically by the 10th of every month for the prior month at no charge to SUPPLIER.

5.9 DISTRIBUTOR shall make a diligent effort to distribute market materials of SUPPLIER's consumer product for the term of this Agreement.

5.10 As part of agreement, supplier will be allowed to attend Distributors National Sales Meeting at no expense to the supplier with the exception of travel and lodging.

5.11 Distributor will have suppliers products on quarterly promotion (Platinum Plus or similar programs) once per 12 month period of the contract at the Distributors expense. Additional promotions will be at the suppliers discretion and expense.

      5.12 Distributor will feature Suppliers products in annual catalogs and other promotional flyers at the Distributors expense.


6.0   PRICE AND PAYMENT TERMS

      6.1   Price:  SUPPLIER shall supply and ship Product at the prices or at
            -----
            the discount(s) shown in Exhibit A through December 31, 2000. ("Firm Price Period").

      6.2   Distributor Pricing:  SUPPLIER represents and warrants that the
            -------------------
            prices and terms at which the Products are and will be sold to DISTRIBUTOR pursuant to this Agreement shall be no less favorable than those made available to the SUPPLIER's most favored distributor(s).

      6.3   Price Increases: After the expiration of the Firm Price Period,
            ---------------
            prices may be increased no more than twice in any contract year. SUPPLIER shall give at least ninety (60) days prior written notice to the DISTRIBUTOR of any price increase. Shipments shall be billed at the price in effect at time of order placement.

      6.4   Payment Terms: Payment terms shall be F.O.B. - 30 days from the date
            -------------
            of receipt of an accurate invoice. DISTRIBUTOR shall not be in breach of the Agreement unless payment from the DISTRIBUTOR is more than fifteen (15) days overdue.

      6.5   Resale:  DISTRIBUTOR shall be entitled to resell Products on such
            ------
            terms as it may, in its sole discretion, determine, including without limitation price, returns, credit and discounts.

      6.6   Special Pricing: SUPPLIER shall negotiate in good faith with
            ---------------
            DISTRIBUTOR, to provide special pricing (i) on any large quantity order for Products which may be requested by DISTRIBUTOR's customers.

7.0   TERM AND TERMINATION

      7.1   Term: The initial term of this Agreement shall be from the effective
            ----
            date first set forth above for a term of 36 months. After the expiration of the initial term, either party may terminate the Agreement upon ninety (90) days prior written notice.

      7.2   Termination:  Notwithstanding the foregoing, this Agreement may be
            -----------
            terminated for cause at any time as follows:

            (i) In the event of material default or material breach of the terms of this Agreement by either party, written notice thereof may be given to the defaulting party. Thereafter, the defaulting party shall have thirty (30) days to cure said breach. In the event that said breach has not been cured within said thirty (30) day period, the non-defaulting party may terminate this Agreement on or within a reasonable period after the expiration of the cure period.
            (ii) In the event of nationalization, expropriation, liquidation or bankruptcy of, or an assignment for the benefit of creditors or insolvency of either party.
            (iii)   If supplier changes ownership
            (iv) If the quarterly minimum set forth in exhibit B are not met, either party may terminate with a 60 day written notice.

8.0   PROCEDURES OF TERMINATION

     8.1  Procedures: Upon the termination of this Agreement, except for cause
          ----------
          pursuant to Section 7.2 (ii), SUPPLIER shall continue to honor DISTRIBUTOR's orders for Products up to the effective date of termination and for a period of sixty (60) days thereafter, provided such orders are no greater than ten percent (10%) above the quantities established during the sixty (60) days prior to the date of the notice of termination, and DISTRIBUTOR shall pay for all such Products on the terms and conditions of this Agreement.

     8.2  Survival: The right and duties of each party under this Agreement and
          --------
          the Exhibits hereto in respect of performance prior to termination shall survive and be enforceable in accordance with the terms of this Agreement.

     8.3  Existing Inventory: Upon termination of this Agreement by the
          ------------------
          SUPPLIER, SUPPLIER shall repurchase from DISTRIBUTOR, at DISTRIBUTOR's request and at DISTRIBUTOR's current cost therefore, such Products as are then owned by DISTRIBUTOR. Upon termination of this Agreement by DISTRIBUTOR, DISTRIBUTOR will own existing inventories and have no return authorization.

9.0  WARRANTIES, INDEMNITY, RECALL AND INSURANCE

     9.1  Warranties: In addition to the warranties of SUPPLIER set forth in
          ----------
          this Agreement and in the Continuing Guaranty which is attached hereto as Exhibit D, SUPPLIER warrants that the Products will conform to the specifications set forth in SUPPLIER's product literature and Exhibit A; that they will comply and be manufactured, packaged, sterilized (if applicable), labeled and shipped by SUPPLIER in compliance with all applicable federal, state and local laws, orders, regulations and standards; and that they will be merchantable and fit for their intended purpose. Supplier will provide a complete indemnification by Supplier of Distributor relating to any claims with respect to defective products and product liability. Supplier will name Distributor as an additional insured under a vendor endorsement.

          All Products shall include SUPPLIER's warranty statement containing the customer's warranty. All SUPPLIER Products shall be warranted to DISTRIBUTOR's customer against defects in materials and workmanship, including parts and labor, under normal use for a period of three (3)
                                                                      ---------
          year(s). SUPPLIER warrants that the Products have been thoroughly tested before shipment and that, if applicable, they are free of mechanical and electrical defects. The warranty period becomes effective at the earlier of installation or fifteen (15) days from date of shipment to the DISTRIBUTOR's customer. DISTRIBUTOR shall request customers to present reasonably acceptable documentation verifying the effective warranty date.

10.0 TRADEMARKS

     10.1 Trademark License: SUPPLIER hereby grants to DISTRIBUTOR the
          -----------------
          royalty-free right to use SUPPLIER's trademarks on SUPPLIER's Products during the term of this Agreement, it being expressly understood that if DISTRIBUTOR elects to use SUPPLIER's trademarks during the term of the Agreement, DISTRIBUTOR shall properly do so and shall discontinue the use of such trademarks in any new published material following the termination hereof. Following the termination of this Agreement, SUPPLIER grants DISTRIBUTOR the right to continue to use its trademarks in connection with sale or service of Products purchased by DISTRIBUTOR during the term of this Agreement. DISTRIBUTOR disclaims any rights to SUPPLIER'S trademarks other than the said license. Supplier will indemnify Distributor for trademark or patent issues related to Suppliers products.

11.0 CONFIDENTIALITY

     The parties expressly agree to hold as confidential ("Confidential Information") the existence and terms of this Agreement as well as any information which is designated in writing by the disclosing party as confidential, provided such information is clearly marked as confidential, and the disclosing party obtains a signed receipt or agreement from the receiving party acknowledging that such information is confidential. In the event Confidential Information is exchanged according to these guidelines, such information will be retained by the other party in confidence for a period of two (2) years following the termination of this Agreement. The transmittal of such information is and shall be upon the express condition that the information is to be used solely to effectuate this Agreement; and the receiving party shall not use, publish or disclose said information, in whole or in part, for any purpose other than that stated herein. SUPPLIER expressly acknowledges and agrees that DISTRIBUTOR's customer names, address and key contacts are and shall be the Confidential Information of DISTRIBUTOR. Notwithstanding the foregoing, the above restrictions on disclosure and use shall not apply to any information which the party can show by written evidence, was known to it at the time of receipt, of which may be obtained from third parties who are not bound by a confidentiality agreement, or which is in the public domain.

12.0 MISCELLANEOUS

     12.1 Force Majeure: The obligations of either party to perform under this
          --------------
          Agreement shall be excused during each period of delay if such delay arises from any cause or causes which are reasonably beyond the control of the party obligated to perform, including, but not limited to, the following: acts of God, acts or omissions of any government, or any rules, regulations or orders of any governmental authority or any officer, department, agency or instrumentality thereof; fire, storm, flood, earthquake, insurrection, riot, invasion or strikes. The affected party shall use its best efforts to remedy the effects of such force majeure. Any force majeure shall not excuse performance by the party, but shall postpone performance, unless such force majeure continues for a period in excess of ninety (90) days. In such event, the party seeking performance may cancel its obligations hereunder.

     12.2 Assignment: Neither this Agreement nor any right or obligation
          ----------
          hereunder is assignable or transferable by either party in whole or in part without the prior written consent of the other party which shall not be unreasonably withheld, and any such purported assignment without such consent shall be void, except that either party shall have the right to assign this Agreement and its rights and obligations hereunder, without obtaining the prior written consent of the other party, to any entity (other than a competitor of the other party hereto) with which the assigning party (a) merges, (b) sells a substantial part of its assets or businesses, or (c) sells a substantial part of its assets or business relating to the Products.

     12.3 Notices: Any notice required by this Agreement shall be in writing and
          -------
          shall be deemed sufficient if given personally or by registered or certified mail, postage prepaid, or by any nationally recognized overnight delivery service, addressed to the party to be notified at the address set forth in the initial paragraph of this Agreement. Either party may, by notice to the other, change its address for receiving such notices.

12.4  Entire Agreement:  This Agreement, including exhibits, constitutes the
      ----------------
      entire agreement between the parties relating to the subject matter hereof and cancels and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

12.5  Existing Obligations:  SUPPLIER warrants that the terms of this Agreement
      --------------------
      do not violate any existing obligations or contracts of SUPPLIER. SUPPLIER shall protect, defend, indemnify, and hold harmless DISTRIBUTOR from and against any claims, demands, liabilities or actions which are hereafter made or brought against DISTRIBUTOR and which allege any such violation.

12.6  Modifications, Waiver:  No amendment, modification or claimed waiver of
      ---------------------
      the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized officer of the party to be bound. In ordering and delivery of the Products, the parties may employ their standard forms, but nothing in those forms shall be construed to modify or amend the terms of this Agreement.

12.7  Relationship of the Parties:  This Agreement does not constitute either
      ---------------------------
      party as the agent or legal representative of the other for any purpose whatsoever.

12.8  Public Announcements:  Except as may be required by law, SUPPLIER shall
      --------------------
      not issue or cause to be issued any press release or public announcement or otherwise disclose the existence of this Agreement or the transactions contemplated hereby except as and to the extent that DISTRIBUTOR and its parent jointly agree, in writing.

12.9  Governing Laws:  This Agreement shall be governed by and construed in
      --------------
      accordance with the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

                                                LXN Corporation

                                                By: /s/ Michael A. Beeuwseart
                                                        ------------------------
                                                Title:  President
                                                        ------------------------
                                                Date:   8/20/99
                                                        ------------------------


                                                Physicians Sales & Service

                                                By: /s/ D.J. Harpe
                                                        ------------------------
                                                Title:  Chief Sales Mktg Officer
                                                        ------------------------
                                                Date:   8/20/99
                                                        ------------------------

                                                                       Exhibit A

Duet(R) Glucose Control System
--------------------------------------------------------------------------------
Authorized LXN Physician Sales & Service Price List*

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Distributor    Minimum       Case Qty
Item #     UPC#       Product                                    Packaging        MSRP         Price     Re-order QTY  Price (10/cs)
====================================================================================================================================
Duet(R) Monitor
====================================================================================================================================
                      Duet(TM) ProPak for Healthcare
                      Professionals        (NDC 8054 0100 06)
10006   64218210006   Includes: Duet Glucose Control Monitor       each         [***]          [***]           4         [***]
                      with soft case, 25 Glucose Test Strips,
                      16 GlucoProtein Test Strips, 16 Blood
                      Sampling Straws, Checkstrip, Duet
                      Glucose Control Solution, GlucoProtein
                      Control Solutions (2), User's Guide,
                      AAA Batteries (installed).
====================================================================================================================================
Duet(R) Test Strips
====================================================================================================================================
                      Duet(TM) Glucose Test Strips
20002   64218220002   50's                 (NDC 8054 0200 02)   2X25 per vial   [***]          [***]        1 case       [***]
20003   64218220003   100's                (NDC 8054 0200 03)   4X25 per vial   [***]          [***]        1 case       [***]
------------------------------------------------------------------------------------------------------------------------------------
                      GlucoProtein(TM) Test Strips
30003   64218230003   16's                 (NDC 8054 0300 03)    2X8 per vial   [***]          [***]        1 case       [***]
====================================================================================================================================
Duet(R) Supplies
====================================================================================================================================
                      Duet(TM) Glucose Control Solution
20004   64218220004   2mL                  (NDC 8054 0200 04)     each vial     [***]          [***]        1 case       [***]
------------------------------------------------------------------------------------------------------------------------------------
                      GlucoProtein(TM) Control Solution
30004   64218230004   2X1mL                (NDC 8054 0300 04)     each vial     [***]          [***]        1 case       [***]
====================================================================================================================================
Call 1-888-LXN-TEST (596-8378)
====================================================================================================================================

Terms: NET 30 days                           Initial stocking order required
                                             Inquire re: minimums and incentives
Effective: October 1, 1999
* Prices subject to change                                 Minimum reorder: $500
                                      LXN
                         THE DIABETES CONTROL COMPANY
--------------------------------------------------------------------------------
                  6325 Lusk Boulevard . San Diego, CA  02121
(C)1998 LXN Corporation ML-0016


[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B: Minimums to be met on a quarterly basis beginning October 1, 1999--September 30, 2000

--------------------------------------------------------------------------------
   Item      Item #    Cost    Minimum    Extended       LXN's      LXN's
                              Units per   Cost per      current     Extended
                               Quarter    quarter      quarterly    price to
                                                     volume/units   distributors
--------------------------------------------------------------------------------
ProPak       10006    [***]    [***]      [***]          450        [***]
GP 16        30003    [***]    [***]      [***]          5625       [***]
Glucose 50   20002    [***]    [***]      [***]          1200       [***]

Total                                     [***]                     [***]
--------------------------------------------------------------------------------


[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                       Exhibit C


                         Corporate Contract Proposal:
                             Additional Incentives
                         Oct 1, 1999 -- Sept 30, 2000

                .   Annual Net                 .   Incentive
                    Purchases                      Percentage

                .   [***]                      .   [***]%
                .   [***]                      .   [***]%
                .   [***]                      .   [***]%
                .   [***]                      .   [***]%


[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.